SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.







                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2002


                         Spectrum Organic Products, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   California                        333-22997                    94-3076294
 --------------               ----------------------           ----------------
(State or other              (Commission File Number)         (IRS Employer
jurisdiction of                                               Identification No)
incorporation)





                               133 Copeland Street
                               Petaluma, CA 94952
                     --------------------------------------
                    (Address of Principal Executive Offices)


                                 (707) 778-8900
                          -----------------------------
                         (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS

On August 29, 2002 Spectrum Organic Products, Inc. ("Spectrum" or "the Company") announced the appointment of Neil G. Blomquist to the position of President and Chief Executive Officer, effective September 1, 2002. Mr. Blomquist had previously served as the Company's President-Consumer Brands since the October 1999 merger that created the Company. Prior to the merger, Mr. Blomquist was President and Chief Operating Officer of Spectrum Naturals, Inc. one of the four companies that merged to form the current entity. Mr. Blomquist first joined Spectrum Naturals in 1989 as its Director of Sales and Marketing.

Spectrum founder and Chairman of the Board Jethren P. Phillips has relinquished the role of Chief Executive Officer to Mr. Blomquist so that he can focus on key strategic issues and special projects that leverage his thirty years of expertise in healthy fats and essential fatty acid nutrition. Mr. Phillips will continue to serve the Company as its Chairman of the Board of Directors.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99.05 Press release of the Company dated August 29, 2002 titled "Spectrum Organic Products Inc. Appoints New CEO".




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 5, 2002                    Spectrum Organic Products, Inc.


                                            /s/  Robert B. Fowles
                                            -----------------------------------
                                                 Robert B. Fowles
                                                 Duly Authorized Officer &
                                                 Chief Financial Officer

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